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                                                                   EXHIBIT 10.25

                       FOURTH AMENDMENT TO LOAN AGREEMENT


           This Fourth Amendment to Loan Agreement is made by and among BROADWAY & SEYMOUR, INC., a Delaware corporation ("Broadway") with a principal place of business at 128 South Tryon Street, Charlotte, North Carolina 28202-5050, ELITE INFORMATION SYSTEMS, INC., a California corporation ("Elite") with a principal place of business at 5100 West Goldleaf Circle, Suite 100, Los Angeles, California 90056, THE MINICOMPUTER COMPANY OF MARYLAND, INC., a Maryland corporation ("TMC") with a principal place of business at Executive Plaza I, 11350 McCormick Road, Suite 600, Hunt Valley, MD 21031-1012, ELITE INFORMATION SYSTEMS INTERNATIONAL, INC., a California corporation ("Elite International") with a principal place of business at 5100 West Goldleaf Circle, Suite 100, Los Angeles, California 90056 (Broadway, Elite, TMC and Elite International are hereinafter jointly and severally referred to as, the "Borrower") and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States and having an office at One Federal Street, Boston, Massachusetts 02110 as Agent for itself and each of the other Lenders who now and/or hereafter become parties to the hereinafter defined Loan Agreement pursuant to the terms of Section 9.11 thereof (sometimes the "Agent" and sometimes "Fleet" and in its capacity as a Lender, sometimes "Fleet" and sometimes a "Lender"). Capitalized terms used herein and not expressly defined herein shall have the respective meanings ascribed to such terms in the hereinafter defined Loan Agreement.


                                WITNESSETH THAT:

           WHEREAS, the Borrower and the Agent are parties to that certain Loan Agreement dated as of July 23, 1997 pursuant to which the Lenders extended a $15,000,000 revolving credit facility, as amended by that certain First Amendment to Loan Agreement dated September 30, 1997, as further amended by that certain Second Amendment to Loan Agreement dated February 6, 1998, effective as of December 31, 1997 and as further amended by that certain Third Amendment to Loan Agreement dated May 5, 1998, effective as of March 31, 1998 (as amended hereby and as hereafter amended from time to time, the "Loan Agreement"); and

           WHEREAS, the Borrower and the Agent desire to amend certain provisions of the Loan Agreement as hereinafter set forth.

           NOW, THEREFORE, the Borrower and the Agent hereby agree as follows:

           1. All references in the Loan Agreement to the Financing Documents shall be deemed to refer to such documents and in addition shall also refer to this Fourth Amendment to Loan Agreement.

           2. Effective as of the date hereof, Section 5.2.11 of the Loan Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:


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                               Section 5.2.11. Dividends, Payments and
                     Distributions. Declare or pay any dividends, management fees or like fees or make any other distribution of cash or property or both to any of the Stockholders other than compensation for services rendered to the Borrower and/or any Subsidiary or use any of its assets for payment, purchase, conversion, redemption, retention, acquisition or retirement of any beneficial interest in the Borrower or set aside or reserve assets for sinking or like funds for any of the foregoing purposes, make any other distribution by reduction of capital or otherwise in respect of any beneficial interest in the Borrower or permit any Subsidiary which is not a wholly-owned Subsidiary so to do; provided, however, that notwithstanding the foregoing, the Borrower shall be permitted to re-purchase up to 1,000,000 shares of its common stock for an aggregate purchase price not to exceed $7,500,000.

           3. The Borrower hereby restates all of the representations, warranties and covenants of the Borrower set forth in the Loan Agreement to the same extent as if fully set forth herein and the Borrower hereby certifies that all such representations and warranties are true and accurate as of the date hereof.

           4. The Borrower and the Agent hereby ratify, confirm and approve the Loan Agreement, amended as set forth herein, as a binding obligation, enforceable in accordance with its terms. The Borrower further acknowledges and agrees that Agent has not waived any of its rights under the Loan Agreement, amended as set forth herein, or any Event(s) of Default that may hereafter exist thereunder and that there does not exist (i) any offset or defense against payment or performance of any of the Indebtedness and Obligations of the Borrower evidenced thereby, or (ii) any claim or cause of action by Borrower against Agent with respect to the transactions described therein.

           5. The Borrower represents and warrants to the Agent that no Default or Event of Default exists under the Loan Agreement, amended as set forth herein, any of the Financing Documents or any document or agreement executed in connection therewith or herewith.

           6. This Fourth Amendment to Loan Agreement shall be effective as of July 23, 1998.



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           IN WITNESS WHEREOF, the Borrower and the Agent have caused this
Fourth Amendment to Loan Agreement to be executed as a sealed instrument by their proper representatives hereunto duly authorized as of the 7th day of August, 1998.


Witness:                                  Broadway & Seymour, Inc.


/s/ Steven O. Todd                        By: /s/ Bryan P. Causey
------------------                            ----------------------------------
                                              Bryan Causey, Treasurer


Witness:                                  Elite Information Systems, Inc.


/s/ Steven O. Todd                        By: /s/ Bryan P. Causey
------------------                            ----------------------------------
                                              Bryan Causey, Assistant Treasurer


Witness:                                  The MiniComputer Company of Maryland,
                                          Inc.


/s/ Steven O. Todd                        By: /s/ Bryan P. Causey
------------------                            ----------------------------------
                                              Bryan Causey, Assistant Treasurer


Witness:                                  Elite Information Systems
                                          International, Inc.


/s/ Steven O. Todd                        By: /s/ Bryan P. Causey
------------------                            ----------------------------------
                                              Bryan Causey, Assistant Treasurer


Witness:                                  Fleet National Bank, as Agent for
                                          the Lenders and as a Lender


/s/ Matthew M. Glauninger                 By: /s/ Michael S. Barclay
-------------------------                     ----------------------------------
                                              Name:  Michael S. Barclay
                                              Title:  Assistant Vice President



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